UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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RESOURCES CONNECTION, INC.

(Name of Registrant as Specified in Its Charter)

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Your **Vote** Counts!

RESOURCES CONNECTION, INC.

2023 Annual Meeting

Vote by October 18, 2023

11:59 PM ET

RESOURCES CONNECTION, INC.
17101 ARMSTRONG AVENUE
IRVINE, CA 92614

You invested in RESOURCES CONNECTION, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on October 19, 2023.**

Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 05, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

October 19, 2023
1:30 PM PDT

17101 Armstrong Ave
Irvine, CA 92614

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Robert Kistinger	For
1b.	Marco von Maltzan	For
1c.	David White	For
2.	The ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for fiscal year 2024;	For
3.	The approval, on an advisory basis, of the Company's executive compensation.	For
4.	The approval, on an advisory basis, of the frequency of future advisory votes on the Company's executive compensation.	1 Year

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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